Goodwill and Intangible Assets	12 Months Ended
Apr. 02, 2016
Goodwill and Intangible Assets Disclosure [Abstract]
GOODWILL AND INTANGIBLE ASSETS
GOODWILL AND INTANGIBLE ASSETS

The changes in the carrying amount of goodwill for fiscal years 2015 and 2016, are as follows (in thousands):

Balance as of March 29, 2014	$103,901
Goodwill resulting from Business Combination (Note 5)	2,036,685
Balance as of March 28, 2015	$2,140,586
Measurement period adjustments from Business Combination (Note 5)	(4,889)
Balance as of April 2, 2016 (1)	$2,135,697

(1) As of April 2, 2016, the Company’s goodwill balance of $2,135.7 million was comprised of gross goodwill of $2,757.3 million less accumulated impairment losses and write-offs of $621.6 million.

Pursuant to the Merger Agreement, RFMD and TriQuint completed the Business Combination in fiscal 2015, which resulted in initial goodwill of 2,036.7 million (see Note 5).

Goodwill is allocated to the reporting units that are expected to benefit from the synergies of the business combinations generating the underlying goodwill. As of April 2, 2016, $1,751.5 million and $384.2 million of the Company’s goodwill balance was allocated to its MP reporting unit and IDP reporting unit, respectively.

The following summarizes information regarding the gross carrying amounts and accumulated amortization of intangibles assets (in thousands):

	April 2, 2016		March 28, 2015
	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Intangible Assets:
IPRD	$267,000	N/A	$470,000	N/A
Technology licenses	12,446	11,021	12,446	10,701
Customer relationships	1,267,103	377,357	1,267,103	99,471
Developed technology	915,163	277,736	712,163	124,028
Wafer supply agreement	20,443	20,443	20,443	16,059
Trade names	29,000	12,083	29,000	2,417
Backlog	65,000	65,000	65,000	16,250
Total	$2,576,155	$763,640	$2,576,155	$268,926

As a result of the Business Combination, intangible assets increased by $2,394.0 million which resulted in the recognition of $482.3 million of amortization expense in fiscal 2016 (of which $199.3 million was recorded in "Cost of goods sold" and $283.0 million was recorded in "Marketing and selling") and $120.3 million of amortization expense in fiscal 2015 (of which $49.6 million was recorded in "Cost of goods sold" and $70.7 million was recorded in "Marketing and selling").

The IPRD acquired in the Business Combination of $470.0 million relates to the MP operating segment ($350.0 million) and the IDP operating segment ($120.0 million), and encompasses a broad technology portfolio of product innovations in RF applications for MP and IDP products. These technologies include a variety of semiconductor processes in GaAs and GaN for power and switching applications and SAW and BAW structures for filter applications. Included in IPRD are continuous improvements in the process for design and manufacturing as well as innovation in fundamental research areas such as materials, simulation and modeling, circuit design, device packaging and test.

During fiscal 2016, $203.0 million of IPRD assets were completed, transferred to finite-lived intangible assets, and are being amortized over their useful lives of 4 to 6 years. As of April 2, 2016, IPRD for the MP operating segment totaled approximately $257.0 million and are between 70% and 85% complete with estimated completion dates through the end of fiscal 2017. As of April 2, 2016, IPRD associated with the IPD operating segment totaled approximately $10.0 million and is approximately 60% complete with estimated completion dates through the end of fiscal 2017. Remaining costs to complete IPRD for the MP and IDP operating segments are approximately $5.0 million to $10.0 million and $10.0 million to $15.0 million, respectively.

The remaining IPRD asset is classified as an indefinite lived intangible asset that is not currently subject to amortization but is reviewed for impairment annually or whenever events or changes in circumstances indicate that the carrying value of such asset may not be recoverable. The IPRD asset will be subject to amortization upon completion of its respective research and at the start of commercialization. The fair value assigned to the IPRD asset was determined using the income approach based on estimates and judgments regarding risks inherent in the development process, including the likelihood of achieving technological success and market acceptance. If the IPRD is abandoned, the acquired technology attributable to the efforts will be expensed in the Consolidated Statements of Operations.

In the fourth quarter of fiscal 2014, the Company initiated a restructuring effort to reduce operating expenses (see Note 10 for further information on the restructuring). As part of this restructuring, the Company discontinued engineering efforts on an IPRD project acquired for MP as part of the acquisition of Amalfi and an impairment charge of $11.3 million was recorded in "Other operating expense."

Total intangible assets amortization expense was $494.6 million, $142.7 million and $28.6 million in fiscal years 2016, 2015 and 2014, respectively.

The following table provides the Company's estimated amortization expense for intangible assets based on current amortization periods for the periods indicated (in thousands):

Fiscal Year	Estimated Amortization Expense
2017	$493,050
2018	529,050
2019	442,790
2020	196,234
2021	133,471